EXHIBIT 99.6
                                                                    ------------

                            DEBT CONVERSION AGREEMENT
                                     (Note)

         This Debt Conversion Agreement made as of this 11th day of January, 2006 between CDKnet.com, Inc., a Delaware corporation (the "Company") having a principal place of business at 948 US Highway 22, North Plainfield, NJ 07060 and William Carson ("Lender") having an address at 4013 South Fork Road, Roanoke, Texas 76262.

         WHEREAS, Lender holds a promissory note issued by the Company in the principal amount of $25,000; and

         WHEREAS, as of the date of this Agreement, there is due and owing to the Lender as of the date of this Agreement the sum of $26,695.83 on the note, including interest of $1,695.83 (the "Loan"); and

         WHEREAS, Lender is willing to release the Company from its obligation to repay the Loan upon the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the terms, conditions and agreements contained in this Agreement, the parties agree as follows:

         1. ISSUANCE OF SECURITIES.

                  (a) Lender agrees to accept 39,845 shares of the Company's common stock, calculated by dividing the Loan by $0.67 per share, in full satisfaction of the Company's obligation to repay the Loan. The Company agrees to issue and deliver the shares to Lender at the above address promptly following the execution of this Agreement.

                  (b) The certificate, in due and proper form, representing the shares will bear a legend substantially in the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT".

         2. LENDER'S REPRESENTATIONS AND WARRANTIES.

         The Lender hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

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                  (a) The Lender is acquiring the shares for Lender's own
account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such shares.

                  (b) The Lender acknowledges its understanding that the issuance of the shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

                  (c) The Lender has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

                  (d) The Lender is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a)).

                  (e) The Lender has made an independent investigation of the Company's business, and is not relying on any representation made by the Company except as set forth in this Agreement. The Lender represents and warrants that its agreement to accept shares of the Company's common stock in lieu of repayment of the Loan is not conditioned upon any other creditor taking similar actions.

                  (f) The Lender represents, warrants and agrees that Lender will not sell or otherwise transfer the shares unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that Lender must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the shares or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Lender also understands that the Company is under no obligation to register the shares on his behalf or to assist the Lender in complying with any exemption from registration under the Act. The Lender further understands that sales or transfers of the shares or underlying securities are restricted by the provisions of state securities laws.

                  (g) The Lender has not transferred or assigned an interest in the Loan to any third party.

                  (h) The foregoing representations, warranties and agreements shall survive the delivery of the shares under this Agreement.

         3. COMPANY REPRESENTATIONS AND WARRANTIES.

         The Company hereby acknowledges, represents and warrants to, and agrees with the Lender as follows:

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                  (a) The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code and laws effecting creditors rights, generally.

                  (b) Subject to the performance by the Lender of its obligations under this Agreement and the accuracy of the representations and warranties of the Lender, the offering and sale of the shares will be exempt from the registration requirements of the Act.

                  (c) The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

                  (d) The foregoing representations, warranties and agreements shall survive the Closing.

         4. RELEASE.

         Upon the delivery of the consideration to Lender set forth in Section 1 of this Agreement, the Lender releases and forever discharges the Company of and from all and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that Lender had, or may have arising from the Loan.

         5. MISCELLANEOUS.

                  (a) Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  (b) Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

                  (c) Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

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                  (d) Binding Effect. Except as otherwise provided herein, this
Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

                  (e) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

                  (f) Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

         IN WITNESS WHEREOF, the Company and Lender have caused this Agreement to be executed and delivered by their respective officers, thereunto duly authorized.


                                        CDKNET.COM, INC.



                                        By: /s/ Oleg Logvinov
                                            ---------------------
                                            Oleg Logvinov, CEO



                                       LENDER



                                       /s/ William Carson
                                       -----------------------
                                       Name: William Carson